SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      April 28, 2005      (April 28, 2005)

Nextel Communications, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19656	36-3939651

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Edmund Halley Drive, Reston, Virginia	20191

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:     (703) 433-4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  2.02.     Results of Operations and Financial Condition.

     The following information is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On April 28, 2005, the Company issued a press release announcing certain financial and operating results for the three month period ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated into Item 2.02 of this Form 8-K by reference.

ITEM  8.01     Other Events.

     On April 28, 2005, Nextel announced certain financial and operating results for the three month period ended March 31, 2005, including the following financial and operating data:

NEXTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
Unaudited
Consolidated Statements of Operations(1)
(in millions, except per share amounts)

	For the three months ended
	March 31,
	2005	2004
Operating revenues
Service revenues	$3,256	$2,776
Handset and accessory revenues	352	327

	3,608	3,103

Operating expenses
Cost of service (exclusive of depreciation included below)	552	436
Cost of handset and accessory revenues	532	489
Selling and marketing	595	495
General and administrative	605	476
Depreciation and amortization	507	443

Operating income	817	764
Interest expense	(128)	(154)
Interest income	13	8
Loss on retirement of debt	(37)	(17)
Realized gain on sale of investment	—	26
Equity in earnings of unconsolidated affiliates and other	19	1

Income before income tax provision	684	628
Income tax provision (2)	(89)	(33)

Net income	595	595
Mandatorily redeemable preferred stock dividends and accretion	(6)	(2)

Income available to common stockholders	$589	$593

Earnings per common share
Basic	$0.53	$0.54

Diluted	$0.52	$0.52

Weighted average number of common shares outstanding
Basic	1,121	1,106

Diluted	1,139	1,172

Selected Balance Sheet Data (1)
(in millions)

	March 31,	December 31,
	2005	2004

Cash, cash equivalents and short-term investments	$2,461	$1,814
Accounts and notes receivable, net of allowance for doubtful accounts of $61 and $64	1,444	1,452
Property, plant and equipment, net	9,886	9,613
Intangible assets, net	7,240	7,223
Total assets	23,894	22,744
Long-term debt, including current portion	8,574	8,549
Total liabilities	13,620	13,228
Zero coupon mandatorily redeemable preferred stock	110	108
Stockholders’ equity	10,164	9,408

NEXTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
Unaudited
Consolidated Statements of Operations(1)
(in millions, except per share amounts)

	For the three months ended
	March 31,
	2005	2004
Operating revenues
Service revenues	$3,256	$2,776
Handset and accessory revenues	352	327

	3,608	3,103

Operating expenses
Cost of service (exclusive of depreciation included below)	552	436
Cost of handset and accessory revenues	532	489
Selling and marketing	595	495
General and administrative	605	476
Depreciation and amortization	507	443

Operating income	817	764
Interest expense	(128)	(154)
Interest income	13	8
Loss on retirement of debt	(37)	(17)
Realized gain on sale of investment	—	26
Equity in earnings of unconsolidated affiliates and other	19	1

Income before income tax provision	684	628
Income tax provision (2)	(89)	(33)

Net income	595	595
Mandatorily redeemable preferred stock dividends and accretion	(6)	(2)

Income available to common stockholders	$589	$593

Earnings per common share
Basic	$0.53	$0.54

Diluted	$0.52	$0.52

Weighted average number of common shares outstanding
Basic	1,121	1,106

Diluted	1,139	1,172

Selected Balance Sheet Data (1)
(in millions)

	March 31,	December 31,
	2005	2004

Cash, cash equivalents and short-term investments	$2,461	$1,814
Accounts and notes receivable, net of allowance for doubtful accounts of $61 and $64	1,444	1,452
Property, plant and equipment, net	9,886	9,613
Intangible assets, net	7,240	7,223
Total assets	23,894	22,744
Long-term debt, including current portion	8,574	8,549
Total liabilities	13,620	13,228
Zero coupon mandatorily redeemable preferred stock	110	108
Stockholders’ equity	10,164	9,408

NEXTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
Unaudited

Other Data

	For the three months ended
	March 31,
	2005	2004
Nextel branded service
Handsets in service, end of period (in thousands)	15,543	13,356
Net handset additions (in thousands) (3)	496	474
Average monthly minutes of use per handset	820	750
Customer churn rate (4)	1.5%	1.7%
Boost Mobile branded prepaid service
Handsets in service, end of period (in thousands)	1,474	537
Net handset additions (in thousands) (3)	314	132
Customer churn rate (4)	5.0%	NM
System minutes of use (in millions)	39,354	30,387
Bad debt expense included in general and administrative (in millions)	$35	$34
Bad debt expense as a percentage of operating revenues	1.0%	1.1%

NM- Not meaningful

Capital Expenditures
(in millions)

	For the three months ended
	March 31,
	2005	2004
Cash paid for capital expenditures, excluding capitalized interest and rebanding costs	$557	$681
Changes in capital expenditures accrued or unpaid	136	(144)

Capital expenditures, excluding capitalized interest and rebanding costs	693	537
Rebanding-related costs subject to Transition Administrator approval ($21 million accrued or unpaid)	81	—
Capitalized interest	2	3

	$776	$540

NEXTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
Unaudited
Condensed Consolidated Statements of Cash Flows(1)
(in millions)

	For the three months ended
	March 31,
	2005	2004
Cash flows from operating activities
Net income	$595	$595
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	507	443
Change in accrued interest on short-term investments	—	(3)
Net tax benefit from the release of valuation allowance	(178)	—
Other	281	209

Net cash provided by operating activities	1,205	1,244

Cash flows from investing activities
Cash paid for capital expenditures, including capitalized interest and rebanding costs	(619)	(684)
Payments for licenses, acquisitions, investments and other, net of cash acquired	(24)	(56)
Proceeds from sale of investments	—	77
Net changes in short-term investments	69	142

Net cash used in investing activities	(574)	(521)

Cash flows from financing activities
Repayments under long-term credit facility	(2,178)	(48)
Borrowings under long-term credit facility	2,200	—
Purchase and retirement of debt securities	—	(191)
Proceeds from issuance of debt securities	—	494
Proceeds from issuance of stock	68	68
Repayments under capital lease obligation	—	(9)
Payment for capital lease buy-out	—	(156)
Debt issue costs and other	(5)	—

Net cash provided by financing activities	85	158

Net increase in cash and cash equivalents	716	881
Cash and cash equivalents, beginning of period	1,479	806

Cash and cash equivalents, end of period	$2,195	$1,687

NEXTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
Unaudited

Long-Term Debt and Mandatorily Redeemable Preferred Stock Data
(dollars in millions)

		Retirements and	Debt for debt
	December 31,	repayments of	exchange		March 31,
	2004	principal	and other		2005
5.25% convertible senior notes due 2010	$607	$—	$—		$607
9.5% senior serial redeemable notes due 2011,
including a deferred premium of $7 and $3	214	—	(126	) (a)	88
6.875% senior serial redeemable notes due 2013,
including a deferred premium of $5 and $7 and
net of unamortized discount of $58 and $61	1,364	—	55	(a)	1,419
5.95% senior serial redeemable notes due 2014,
including a deferred premium of $12 and $14 and
net of unamortized discount of $59 and $64	1,046	—	74	(a)	1,120
7.375% senior serial redeemable notes due 2015,
net of unamortized discount of $3 and $3	2,134	—	—		2,134
Bank credit facility	3,178	(2,178)	2,200		3,200
Other	6	—	—		6

Total long-term debt, including current portion	$8,549	$(2,178)	$2,203		$8,574

Zero coupon convertible preferred stock mandatorily redeemable 2013(b)	$108	$—	$2		$110

(a)	During the first quarter 2005, we issued $77 million in principal amount of new 5.95% senior notes issued at a $7 million discount to their principal amount and $56 million in principal amount of new 6.875% senior notes issued at a $4 million discount to their principal amount in exchange for $122 million in principal amount of our 9.5% senior notes. As a result, the $4 million of the deferred premium associated with the 9.5% senior notes is now associated with the 5.95% and 6.875% senior notes and will be recognized as an adjustment to interest expense over the remaining life of the 5.95% and 6.875% senior notes.

(b)	During the first quarter 2005, we made an offer to exchange our zero coupon convertible preferred stock for an equal number of our newly issued series B zero coupon convertible preferred stock, the terms of which are substantially identical after giving effect to the proposed amendments, including the right to receive a special dividend of $30.00 per share payable upon conversion. Substantially all of the outstanding preferred stock was properly tendered and will be exchanged in the second quarter 2005.

NEXTEL COMMUNICATIONS, INC. AND SUBSIDIARIES
Unaudited

Notes to Financial Data

1)	On February 7, 2005, we accepted the Federal Communications Commission’s plan to eliminate interference with the public safety operators in the 800 MHz band (the “ Report and Order”). By accepting the terms of the Report and Order, we agreed to exchange certain of our FCC licenses for other FCC licenses, and to assume certain obligations to reconfigure the 800 MHz spectrum band through a 36-month phased transition approach. Due to the complexity of this transaction, we consulted with the staff of the Office of the Chief Accountant (“OCA”) of the Securities and Exchange Commission regarding the appropriate accounting treatment for this transaction, and our discussions with the OCA and our independent registered public accounting firm on the topic are ongoing. The final determination of the accounting treatment for this transaction will affect both our current and future results of operations and our assets, liabilities and stockholders’ equity. Accordingly, the attached financial statements including the statement of operations and statement of cash flows for the quarter ended March 31, 2005 and the balance sheet as of March 31, 2005 do not reflect the accounting treatment for the transaction contemplated by the Report and Order, except for the tax treatment as discussed in note 2 below. We expect to conclude these discussions and reflect the final accounting treatment for the transaction in our Quarterly Report on Form 10-Q to be filed for the quarter ended March 31, 2005.

2)	For the three months ended March 31, 2005, our income tax provision was $89 million consisting of an income tax provision of $267 million and a net benefit of $178 million. The net benefit is derived from the release of the portion of the tax valuation allowance attributable to the tax impact of recognized capital gains on completed transactions and capital gains that are more likely than not to be recognized on anticipated transactions. The benefit was partially offset by an increase in our tax reserves.

3)	Net handset additions represents gross handsets activated during the period less handsets disconnected from commercial service, in the case of Nextel branded service, or handsets with a zero balance for more than 60 days, in the case of Boost Mobile branded prepaid service.

4)	The customer churn rate is an indicator of customer retention and represents the monthly percentage of handsets that cease to be in service. Customer churn is calculated by dividing the number of handsets disconnected from commercial service during the period in the case of Nextel branded service, or handsets with a zero balance for more than 60 days, in the case of Boost Mobile branded prepaid service, by the average number of handsets in commercial service during the period.

ITEM  9.01.     Financial Statements and Exhibits.

(c)	Exhibits:

Number	Exhibit
99.1	Press release dated April 28, 2005.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NEXTEL COMMUNICATIONS, INC.

By: /s/ Gary D. Begeman

       Name: Gary D. Begeman

       Title: Vice President and Deputy General Counsel

Dated: April 28, 2005

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INDEX TO EXHIBITS

Number	Exhibit
99.1	Press release dated April 28, 2005.

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